UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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NATURAL GAS SERVICES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
NATURAL GAS SERVICES GROUP, INC. 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET

NATURAL GAS SERVICES GROUP, INC. 404 VETERANS AIRPARK LN, SUITE 300 MIDLAND, TX 79705

V17363-P87710

You invested in NATURAL GAS SERVICES GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2023.

Get informed before you vote

View the Notice and Proxy Statement and 10-K/Annual Report Combo online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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   Vote at www.ProxyVote.com

   THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors
Nominees:

1a.	Stephen C. Taylor	For

1b.	Justin C. Jacobs	For

1c.	Donald J. Tringali	For

2.	To consider an advisory vote on executive compensation of our named executive officers;	For

3.	To consider an advisory vote on the frequency of future advisory votes on executive compensation;	Year

4.	To ratify the appointment of Ham, Langston & Brezina LLP as the Company’s independent registered public accounting firm for 2023; and	For

NOTE: To transact such other business as may properly be presented at the meeting, or at any adjournment(s) of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V17364-P87710